ING INVESTORS TRUST

ING Oppenheimer Active Allocation Portfolio

(“Portfolio”)

Supplement dated December 7, 2012

to the Portfolio’s Service Class Prospectus and

Statement of Additional Information (“SAI”)

each dated April 30, 2012

1.              On November 29, 2012, the Board of Trustees of ING Investors Trust approved a proposal to reorganize ING Oppenheimer Active Allocation Portfolio (the “Disappearing Portfolio”) with and into the following “Surviving Portfolio” (“Reorganization”):

Disappearing Portfolio	Surviving Portfolio
ING Oppenheimer Active Allocation Portfolio	ING T. Rowe Price Capital Appreciation Portfolio

The proposed Reorganization is subject to approval by shareholders of the Disappearing Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Disappearing Portfolio’s shareholders on or about January 25, 2013, and a shareholder meeting for the proposed Reorganization is scheduled to be held on or about February 27, 2013. The Disappearing Portfolio will notify its shareholders if shareholder approval of the proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganization is obtained, it is expected that the Reorganization will take place on or about March 23, 2013. The Disappearing Portfolio may engage in transition management techniques prior to the closing of the Reorganization during which time the Disappearing Portfolio may not pursue its investment objective and investment strategies. Following the Reorganization, you will hold shares of ING T. Rowe Price Capital Appreciation Portfolio. For more information regarding ING T. Rowe Price Capital Appreciation Portfolio, please contact a Shareholder Services representative or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE